UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934





DATE OF REPORT (Date of earliest event reported):  November 10, 1997

                     FIRST NBC CREDIT CARD MASTER TRUST
                        (Issuer of the Certificates)

                     FIRST NATIONAL BANK OF COMMERCE
          (Exact name of registrant as specified in its charter)


   UNITED STATES                333-24023             72-0269760
(State or other              (Commission File       (IRS Employer
jurisdiction of                  Number)            Identification
incorporation)                                         Number)



                210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
              (Address of principal executive offices - Zip Code)



Registrant's telephone number, including area code:  (504) 623-1371


                                    N/A
       (Former name or former address, if changed since last report)


 Item 7.                 Financial Statements and Exhibits.
                         ----------------------------------
         (c) Exhibits



  Exhibit
    No.                          Document Description
------------        --------------------------------------------------

20.1                 Monthly  Servicer's Certificate, Series 1997-1

20.2                 Monthly  Holders' Statement, Series 1997-1




                           SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    FIRST NATIONAL BANK OF COMMERCE
                    -------------------------------
                         (Registrant)


                         By:   /s/ Thomas L. Callicutt, Jr.
                            -----------------------------------------
                              Thomas L. Callicutt, Jr.
                              First Commerce Corporation
                              Executive Vice President, Controller and
                              Principal Accounting Officer




Dated: November 20, 1997


                             INDEX TO EXHIBITS


  Exhibit                                                           Sequential
    No.                    Document Description                      Page No.
----------      ----------------------------------------------     ------------

   20.1         Monthly Servicer's Certificate, Series 1997-1            5

   20.2         Monthly  Holders' Statement, Series 1997-1              10